                                                                  Exhibit 20.2
                                                                  Page 1 of 7



                      MONTHLY CERTIFICATEHOLDERS' STATEMENT


                    NAVISTAR FINANCIAL DEALER NOTE TRUST 1990


               FLOATING RATE DEALER NOTE PASS-THROUGH CERTIFICATES


Under the Pooling and Servicing Agreement dated as of December 1, 1990 by and among Navistar Financial Corporation ("NFC"), Navistar Financial Securities Corporation and The Chase Manhattan Bank (survivor in the merger between The Chase Manhattan Bank and Chemical Bank which was the survivor in the merger between Chemical Bank and Manufacturers Hanover Trust Company), as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Investor Accounts and payments to Investor Certificateholders as well as the performance of the Trust during the previous month. The information which is required to be prepared with respect to the distribution date of September 25, 1997 and with respect to the performance of the Trust during the Due Period ended on August 31, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

A. Information Regarding Current Payments
       (Stated on the Basis of $1,000 Original Principal Amount).

1.     The total amount of the payment to each Class of Investor
       Certificateholders on Septeber 25, 1997 per $1,000 interest:


       Class A1 . . . . . . . . . . . . . . . . . . .$0.0000000

       Class A2 . . . . . . . . . . . . . . . . . . .$5.3958333

       Class A3 . . . . . . . . . . . . . . . . . . .$5.4375000

       Class A4 . . . . . . . . . . . . . . . . . . .$4.9375000

       Class A5 . . . . . . . . . . . . . . . . . . .$5.9434436


2. The amount of the payment set forth in paragraph 1 above in respect of interest on each Class of Investor Certificates, per $1,000 interest:

       Class A1 . . . . . . . . . . . . . . . . . . .$0.0000000

       Class A2 . . . . . . . . . . . . . . . . . . .$5.3958333

       Class A3 . . . . . . . . . . . . . . . . . . .$5.4375000

       Class A4 . . . . . . . . . . . . . . . . . . .$4.9375000

       Class A5 . . . . . . . . . . . . . . . . . . .$5.9434436

                                                                  Exhibit 20.2
                                                                  Page 2 of 7



3. The amount of the payment set forth in paragraph 1 above in respect of principal on each Class of Investor Certificates, per $1,000 interest:

       Class A1 . . . . . . . . . . . . . . . . . . .$0.0000000

       Class A2 . . . . . . . . . . . . . . . . . . . . . $0.00

       Class A3 . . . . . . . . . . . . . . . . . . . . . $0.00

       Class A4 . . . . . . . . . . . . . . . . . . . . . $0.00

       Class A5 . . . . . . . . . . . . . . . . . . . . . $0.00

B.     Information Regarding the Performance of the Trust.

1.      Collections, Uses.

       (a)    The aggregate amount of Dealer Finance Charges
              for the Due Period . . . . . . . . . . . . . . . .  $1,971,716.26

       (b)    The aggregate amount of NITC Finance Charges
              for the Due Period . . . . . . . . . . . . . . . . .$2,936,884.56

       (c)    The aggregate amount of Principal Collections
              received during the Due Period . . . . . . . . . .$251,549,607.52

       (d)    The aggregate amount of Principal Collections
              allocable to the Amortizing Classes  . . . . . . . . . . . .$0.00

       (e)    The aggregate amount of Principal Collections
              processed during the Due Period which were
              deposited in the Spread Account . . . . . . . . . . . . . . $0.00

       (f)    The aggregate amount of Principal Collections
              processed during the Due Period which were
              deposited in the Liquidity Reserve Account  . . . . . . . . $0.00

       (g)    The aggregate amount of Principal Collections
              processed during the Due Period which were
              used to purchase new Dealer Notes . . . . . . . . $251,549,607.52

       (h)    The aggregate amount of Principal Collections
              processed during the Due Period which were
              used to purchase Investment Securities  . . . . . . . . . . $0.00

       (i)    The aggregate amount of Principal Collections
              processed during the related Due Period which
              were paid to the Seller . . . . . . . . . . . . . . . . . . $0.00

                                                                  Exhibit 20.2
                                                                  Page 3 of 7


2.     Dealer Notes and Investment Securities in the Trust;
       Certificate Principal Account.

       (a)    The aggregate amount of Dealer Notes and Investment
              Securities in the Trust as of the end of the Due
              Period ended on  August 31, 1997 (which reflects
              the  Dealer  Notes  and  Investment  Securities
              represented  by  both  the  Seller  Certificate
              and Investor Certificates) . . . . . . . . . . . .$720,314,100.00

       (b)    The amount of Dealer Notes and Investment Securities
              in the Trust represented by the Investor
              Certificates (the "Total Investor Interest") as
              of the Due Period ended on August 31, 1997 . . . .$607,860,000.00

       (c)    The Total Investor Interest set forth in
              paragraph 2(b) above as a percentage of the
              aggregate amount of Dealer Notes and Investment
              Securities set forth in paragraph 2(a). . . . . . . . . .84.3882%

       (d) The Total Invested Amount after giving effect to the payments made on the Distribution Date . . $607,860,000.00

       (e) The total amount withdrawn from the Certificate Principal Account and deposited in the Distribution Account for the benefit of each Amortizing Class in respect of Principal Collections on the related Transfer Date:

                    Class A1 . . . . . . . . . . . . . . $0.00

                    Class A2 . . . . . . . . . . . . . . $0.00

                    Class A3 . . . . . . . . . . . . . . $0.00

                    Class A4 . . . . . . . . . . . . . . $0.00

                    Class A5 . . . . . . . . . . . . . . $0.00

3.     Investor Certificate Interest

       (a)    The total amount withdrawn from the Collections
              Account and deposited in the Distribution Account
              on the related Transfer Date in respect of Investor
              Certificate Interest and any previously existing
              Deficiency Amount . . . . . . . . . . . . . . . . . $3,298,330.80

                                                                  Exhibit 20.2
                                                                  Page 4 of 7



       (b) The amount of the payment to each Class in respect of Class Certificate Interest and any previously existing Deficiency Amount on the Distribution Date:

                    Class A1. . . . . . . . . . . . . . . $0.00

                    Class A2 . . . . . . . . . . . .$539,583.33

                    Class A3 . . . . . . . . . . . .$543,750.00

                    Class A4 . . . . . . . . . . .$1,026,308.75

                    Class A5 . . . . . . . . . . .$1,188,688.72

       (c)    The Deficiency Amount (if any) for such
              Distribution Date . . . . . . . . . . . . . . . . . . . . . $0.00

       (d) The amount of such Deficiency Amount allocable to each Class:

                    Class A1 . . . . . . . . . . . . . . $0.00

                    Class A2 . . . . . . . . . . . . . . $0.00

                    Class A3 . . . . . . . . . . . . . . $0.00

                    Class A4 . . . . . . . . . . . . . . $0.00

                    Class A5 . . . . . . . . . . . . . . $0.00


       (e)    The amount (if any) of the Deficiency Amount
              from the preceding Distribution Date being
              reimbursed on the Distribution Date . . . . . . . . . . . . $0.00


4.     Losses.

       (a)    The aggregate amount of Dealer Notes charged off
              as  uncollectible  during the  Due Period ended
              on August 31, 1997  allocable  to the  Investor
              Certificates (the "Investor Loss Amount"). . . . . . . . .  $0.00


       (b)    The Class Loss Amount for each Class (if any):

                    Class A1 . . . . . . . . . . . . . . $0.00

                    Class A2 . . . . . . . . . . . . . . $0.00

                    Class A3 . . . . . . . . . . . . . . $0.00

                    Class A4 . . . . . . . . . . . . . . $0.00

                    Class A5 . . . . . . . . . . . . . . $0.00

                                                                  Exhibit 20.2
                                                                  Page 5 of 7



5.     Reimbursement of Losses; Charged-Off Amounts.

       (a)    The amount of Investor Loss Amount reimbursed
              or allocated to the Seller on the related
              Transfer Date . . . . . . . . . . . . . . . . . . . . . . . $0.00

       (b)    The aggregate amount of Class Loss Amounts
              (if any) reimbursed or allocated to the
              Seller on the Distribution Date . . . . . . . . . . . . . . $0.00

       (c) The Class Charged-Off Amount for each Class for the immediately preceding Due Period:

                    Class A1 . . . . . . . . . . . . . . $0.00

                    Class A2 . . . . . . . . . . . . . . $0.00

                    Class A3 . . . . . . . . . . . . . . $0.00

                    Class A4 . . . . . . . . . . . . . . $0.00

                    Class A5 . . . . . . . . . . . . . . $0.00

       (d) The Class Charged-Off Amount for each Class for the Due Period:

                    Class A1 . . . . . . . . . . . . . . $0.00

                    Class A2 . . . . . . . . . . . . . . $0.00

                    Class A3 . . . . . . . . . . . . . . $0.00

                    Class A4 . . . . . . . . . . . . . . $0.00

                    Class A5 . . . . . . . . . . . . . . $0.00

       (e) For each Amortizing Class, the positive (negative) difference between the amount set forth in paragraphs 5(c) and 5(d) above, per $1,000 (which will have the effect of increasing (reducing), the related Class Invested Amount and the related Class Investor Interest):

                    Class A1 . . . . . . . . . . . . . .$  N/A

                    Class A2 . . . . . . . . . . . . . .$  N/A

                    Class A3 . . . . . . . . . . . . . .$  N/A

                    Class A4 . . . . . . . . . . . . . .$  N/A

                    Class A5 . . . . . . . . . . . . . .$  N/A

                                                                  Exhibit 20.2
                                                                  Page 6 of 7



6.     Class Invested Amounts; Class Investor Interests.

       (a) Each Class Invested Amount after giving effect to the payments made on the Distribution Date:

                    Class A1 . . . . . . . . . . . . . . $0.00

                    Class A2 . . . . . . . . . $100,000,000.00

                    Class A3 . . . . . . . . . $100,000,000.00

                    Class A4 . . . . . . . . . $207,860,000.00

                    Class A5 . . . . . . . . . $200,000,000.00

       (b) Each Class Investor Interest after giving effect to the payments made on the Distribution Date:

                    Class A1 . . . . . . . . . . . . . . $0.00

                    Class A2 . . . . . . . . . $100,000,000.00

                    Class A3 . . . . . . . . . $100,000,000.00

                    Class A4 . . . . . . . . . $207,860,000.00

                    Class A5 . . . . . . . . . $200,000,000.00

7.     Servicing Fee.

       (a)    The aggregate amount of the Monthly Servicing
              Fee payable by the Trust to the Servicer for
              the month ended August 31, 1997. . . . . . . . . . . .$511,455.47


       (b)    The aggregate amount of the Monthly Servicing
              Fee set forth in paragraph 7(a) above alloc-
              able to the Investor Certificateholders . . . . . . . $402,628.13

8.     Available Subordinated Amount; Minimum Seller Interest.

       (a)    The Available Subordinated Amount as of the
              end of August 31, 1997  . . . . . . . . . . . . . .$94,218,300.00

       (b)    The Minimum Seller Interest as of August 31, 1997.$112,454,100.00

                                                                  Exhibit 20.2
                                                                  Page 7 of 7



9.     Class Amortization Percentages.

       The Class Amortization Percentage for each Amortizing Class:


                    Class A1 . . . . . . . . . . . . . .  N/A

                    Class A2 . . . . . . . . . . . . . .  N/A

                    Class A3 . . . . . . . . . . . . . .  N/A

                    Class A4 . . . . . . . . . . . . . .  N/A

                    Class A5 . . . . . . . . . . . . . .  N/A





                      T H E   C H A S E   M A N H A T T A N   B A N K



                      BY: /s/ Chase Manhattan Bank
                              Chase Manhattan Bank